SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|
Check the appropriate box:
| | Preliminary Proxy Statement         | |  Confidential, For Use of the
|X| Definitive Proxy Statement               Commission
| | Definitive Additional Materials          Only (as permitted by Rule
| | Soliciting Material Pursuant to          14a-6(e)(2))
    Rule 14a-11(c) or Rule 14a-12


                    AUTOMOBILE PROTECTION CORPORATION - APCO
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:


    ---------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:


    ---------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*


    ---------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:


    ---------------------------------------------------------------------------

(5) Total fee paid:

    ---------------------------------------------------------------------------

|_|      Fee paid previously with preliminary materials:
    ---------------------------------------------------------------------------

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
    ---------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:

    ---------------------------------------------------------------------------

(3) Filing Party:

    ---------------------------------------------------------------------------

(4) Date Filed:

    ---------------------------------------------------------------------------

______________
* Set forth the amount on which the filing fee is calculated and state how it was determined.

                    AUTOMOBILE PROTECTION CORPORATION - APCO
                        15 Dunwoody Park Drive, Suite 100
                             Atlanta, Georgia 30338
                              --------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To be held June 12, 1997
                              --------------------


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Automobile Protection Corporation - APCO ("Company") will be held at the executive offices of the Company, 15 Dunwoody Park Drive, Suite 100, Atlanta, Georgia on Thursday, June 12, 1997, at 12:00 Noon local time, for the following purposes:

         1. To consider and act upon a proposal to approve an amendment to the Amended and Restated Articles of Incorporation of the Company ("Articles of Incorporation") to provide for classification of the board of directors of the Company into four classes serving staggered terms.

         2.       To elect four directors.

         3. To consider and act upon a proposal to approve changes to the Articles of Incorporation (i) to require that all shareholder action by written consent be by all the shareholders entitled to vote thereon, (ii) to provide that only certain persons, not including shareholders, may call special meetings of shareholders, (iii) to provide that notice of shareholders proposals at an annual meeting be given to the Secretary of the Company in advance of the meeting, (iv) to provide that nominations of directors by shareholders be given to the Secretary of the Company in advance of an annual meeting, and (v) to provide for a 66 2/3 vote to amend or repeal the above provisions and the amendment to create the staggered board of directors.

         4. To consider and act upon a proposal to adopt the 1997 Performance Equity Plan to provide for the issuance of up to 500,000 shares of Common Stock of the Company (representing less than 5% of the outstanding Common Stock on the record date).

         5. To approve an adjournment or postponement of the Annual Meeting, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the Annual Meeting to approve any of the Proposals 1 through 4 above.

         6. To transact such other business as may properly come before the Annual Meeting.

         Only shareholders of record at the close of business on April 24, 1997, will be entitled to notice of, and to vote at, the meeting and any adjournments thereof.

         The proposal to create a board of directors with staggered terms and the proposal to amend the Certificate of Incorporation may be considered to be anti-takeover in nature. Shareholders are urged to review the information about these proposals set forth in the Proxy Statement.

         YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT, WHICH CONTAINS INFORMATION RELEVANT TO THE ACTION TO BE TAKEN AT THE MEETING. IN ORDER TO ASSURE THE PRESENCE OF A QUORUM, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ADDRESSED, POSTAGE PREPAID ENVELOPE. YOU MAY REVOKE YOUR PROXY IF YOU SO DESIRE AT ANY TIME BEFORE IT IS VOTED.

                                            By Order of the Board of Directors


                                            Martin J. Blank
                                            Secretary
Atlanta, Georgia
May 9, 1997

                    Automobile Protection Corporation - APCO

                         -------------------------------
                                 PROXY STATEMENT
                         -------------------------------

                               GENERAL INFORMATION


         This Proxy Statement and the enclosed form of proxy are furnished in connection with solicitation of proxies by the Board of Directors ("Board") of Automobile Protection Corporation - APCO. ("Company") to be used at the Annual Meeting of Shareholders of the Company to be held on June 12, 1997, and any adjournment or adjournments thereof ("Annual Meeting"). The matters to be considered at the Annual Meeting are set forth in the attached Notice of Meeting.

         The Company's executive officers are located at 15 Dunwoody Park Drive, Suite 100, Atlanta, Georgia 30338. This Proxy Statement and the enclosed form of proxy are first being sent to shareholders on or about May 9, 1997.

         The proposals to create a board of directors with staggered terms and to amend the Certificate of Incorporation may be considered anti-takeover in nature. Approval of each of these proposals are not dependent on approval of the other. The Board is not aware of any specific effort to accumulate the Common Stock or obtain control of the Company by any means. These proposals are being made to enhance the continuity and stability of the Company's management and provide management the opportunity to evaluate the efforts to gain control of the Company so as to best apprise shareholders and preserve shareholder interests.

Record Date and Outstanding Shares

     The Board has fixed the close of business on April 24, 1997 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to vote at the Annual Meeting or any and all adjournments thereof. As of April 24, 1997, the Company has issued and outstanding 10,673,253 shares of Common Stock, par value $.001 ("Common
Stock") and 300 shares of Class C Preferred Stock outstanding and entitled to vote at the Annual Meeting, comprising all of the Company's issued and outstanding voting stock. Each shareholder of the Common Stock will be entitled to one vote for each share of Common Stock on all matters put forth at the Annual Meeting. The holders of the Class C Preferred Stock are entitled to vote only in the election of directors and are entitled to elect the smallest number of directors that will constitute a majority of the board of directors of the Company until September 1998.

Solicitation and Revocation

     Proxies in the form enclosed are solicited by and on behalf of the Board. The persons named in the proxy have been designated as proxies by the Board. Any proxy given pursuant to such solicitation and received in time for the Annual Meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted (i) "FOR" the proposal to amend the Articles of Incorporation to create a staggered board of directors as described below under Proposal 1, (ii) "FOR" the election of the nominees listed below under Proposal 2, (iii) "FOR" the proposal to amend the Articles of Incorporation to provide for consent action by all the shareholders, to provide that only certain persons may call a special meeting of shareholders, to provide advance notice of shareholder proposals and nominations for director and to provide supermajority vote to change the above amendments as described below under Proposal 3, (iv) "FOR" the adoption of the 1997 Performance Equity Plan ("Equity Plan") as described below under Proposal 4 and (v) "FOR" the approval of an adjournment or postponement of the Annual Meeting, if necessary, and, in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting and any adjournments thereof. In such unanticipated event that any other matters are properly presented at the Annual Meeting for action, the persons named in the proxy will vote the proxies in accordance with their best judgment. Any proxy given pursuant to this solicitation may be revoked by the shareholder at any time before it is exercised by written notification delivered to the Secretary of the Company, by voting in person at the Annual Meeting, or by delivering another proxy bearing a later date. Attendance by a shareholder at the Annual Meeting does not alone serve to revoke his or her proxy.

Quorum

         The presence, in person or by proxy, of a majority of the shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting, except, as to the election of directors, where it is also necessary that the holders of a majority of the Class C Preferred Stock outstanding also be present in person or by proxy for a quorum to exist for that matter. A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by such proxy are not being voted ("shareholder withholding") with respect to a particular matter. Similarly, a broker may not be permitted to vote stock ("broker non-vote") held in street name on a particular matter in the absence of instructions from the beneficial owner of such stock. The shares subject to a proxy which are not being voted on a particular matter (because of either shareholder withholding or broker non-vote) will not be considered shares entitled to vote on such matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum, unless the proxy indicates that such shares are not being voted on any matter at the Annual Meeting, in which case such shares will not be counted for purposes of determining the presence of a quorum.

Voting

         Under Proposals 1 and 3 below, the approval of the amendments to the Articles of Incorporation must be approved by the affirmative vote of a majority of the shares of Common Stock outstanding and entitled to vote. Abstentions from voting with respect to Proposals 1 and 3 are considered present and entitled to vote with respect to such proposals and, therefore, have the same effect as a vote against the proposal. Shares deemed present at the Annual Meeting but not entitled to vote on Proposals 1 and 3 (because of either shareholder withholding or broker non-vote) will have the effect of a negative vote because this proposal requires the affirmative vote of a majority of the outstanding shares of the Company.

         Under Proposal 2 below, the persons nominated for election as directors will be elected by a plurality of the votes of Common Stock and Class C Preferred Stock, subject to the right of the Class C Preferred Stock to elect the smallest number of directors that will constitute a majority of the board of directors. "Plurality" means that the nominees who receive the highest number of votes cast "FOR" will be elected as the directors of the Company for the ensuing year. Consequently, any shares not voted "FOR" a particular nominee (because of either shareholder withholding or broker non-vote) will not be counted in such nominee's favor.

         Under Proposal 4 below, the approval of the Equity Plan, and all other matters voted on at the Annual Meeting, must be approved by the affirmative vote of a majority of shares present at the Annual Meeting and entitled to vote. Abstentions from voting with respect to Proposal 4 are considered present and entitled to vote with respect to such proposal and, therefore, have the same effect as a vote against the proposal. Shares deemed present at the Annual Meeting but not entitled to vote on Proposal 4 (because of either shareholder withholding or broker non-vote) will have no effect on such vote.

Security Ownership of Certain Beneficial Owners

         The table and accompanying footnotes on the following pages set forth certain information as of April 24, 1997 with respect to the stock ownership of
(i) those persons or group who beneficially own more than 5% of the Company's Common Stock and all the Class C Preferred Stock, (ii) each director and director-nominee of the Company, (iii) the Company's Chief Executive Officer and each of the Company's next four most highly compensated executive officers whose individual compensation exceeded $100,000 in the year ended December 31, 1996, and (iv) all directors and executive officers of the Company as a group (based upon information furnished by such persons). Shares of Common Stock issuable upon exercise of options and warrants which are currently exercisable or exercisable within 60 days of the date of this Proxy Statement have been included in the following table.


                                                      Percent of    Number of Shares of
                                Number of Shares     Ownership of   Class C Redeemable
                                of Common Stock      Common Stock   Preferred Stock
Name of Beneficial Owner(1)     Beneficially Owned   Outstanding    Beneficially Owned
---------------------------     ------------------   ------------   ------------------

Martin J. Blank ...............   1,030,168(2)            9.5%           150
Larry I. Dorfman ..............   1,059,168(3)            9.7%           150
Howard C. Miller ..............     141,452(4)            1.3%           --
Mechlin D. Moore ..............      30,207(5)             *             --
Directors and officers as a ...   2,260,995(6)           20.2%           300
   group (4 persons)

_________________________

*        Less than 1%.

(1) The address for each of Messrs. Blank, Dorfman, Miller and Moore is 15 Dunwoody Park Drive, Suite 100, Atlanta, Georgia 30338.

(2) Includes options to purchase 173,000 shares of the Common Stock which are currently exercisable. Excludes Class C Redeemable Preferred Stock. The Class C Redeemable Preferred Stock gives the holders the right to elect the majority of the Company's Board of Directors until September 11, 1998.

(3) Includes options to purchase 203,000 shares of the Common Stock which are currently exercisable. Excludes options to purchase 10,000 shares of Common Stock which are not currently exercisable and Class C Redeemable Preferred Stock. The Class C Redeemable Preferred Stock gives the holders the right to elect the majority of the Company's Board of Directors until September 11, 1998.

(4) Includes options to purchase 140,452 shares of the Common Stock which are currently exercisable.

(5) Includes options to purchase 29,207 shares of the Common Stock which are currently exercisable.

(6) Includes options to purchase 545,659 shares of Common Stock. Excludes 10,000 options to purchase shares of Common Stock which are not currently exercisable.


                                   PROPOSAL 1:
                    CLASSIFICATION OF THE BOARD OF DIRECTORS

         The Board has unanimously approved, and recommends that the shareholders consider and approve, the proposal to amend the Articles of Incorporation to provide for the classification of the board of directors into four classes, each class as nearly equal as possible, serving staggered terms of four years, after expiration of an initial term which for three classes will be less than four years (see "Proposal 2" below), with one class being elected each year. Assuming shareholder approval of this proposal, the nominees for election to the board of directors would be classified as recommended in Proposal 2, and the shareholders would vote for the nominees for the terms set forth in Proposal 2.

         The Board believes that the staggered four-year term of a classified board of directors, as opposed to the one-year term that is currently in place, will help to assure the continuity and stability of the Company's current policies in the future, because a majority of the directors at any given time will have prior experience as directors of the Company.

         In order to establish four staggered classes after approval of this proposal, certain of the directors elected at the Annual Meeting would serve initial terms of less than four years: the term of one class of one director (Class I) would terminate at the annual meeting of shareholders to be held during the 1998 fiscal year, the term of the second class of one director (Class II) would terminate at the annual meeting of shareholders to be held during the 1999 fiscal year, the term of the third class of one director (Class III) would terminate at the annual meeting of shareholders to be held during the 2000 fiscal year, and the term of the fourth class of one director (Class IV) would terminate at the annual meeting of shareholders to be held during the 2001 fiscal year.

         There is no cumulative voting in the election of directors; therefore, a plurality of the votes cast at a meeting for directors of a class would elect all the directors of that class. The classification provision will apply to every election of directors, whether or not a change in a majority of the board of directors arguably might be beneficial to the Company and its shareholders and whether or not shareholders holding a majority of the then outstanding shares of Common Stock believe that such a change might be desirable.

         The classification of directors will have the effect of making it more difficult to change the overall composition of the board of directors. At least three shareholders' meeting will be required for shareholders to effect a change in a majority of the board of directors. Currently, by operation of the Georgia Business Corporation Code and the Articles of Incorporation of the Company, as it would otherwise be in effect, only one meeting of shareholders would be required to effect a change in the majority of the board of directors. Although there has been no problem in the past with the continuity or stability of the board of directors, the Board believes that the longer time required to elect a majority of a classified board of directors will help assure continuity and stability in the management of the business and affairs of the Company in the future, because a majority of the directors at any given time will have prior experience as directors of the Company. A classified board of directors may also provide additional time to review any proposal for a business combination, corporate restructuring, or other significant transactions and the alternatives to such transactions. Accordingly, there would be a greater opportunity to assure that the interest of the shareholders of the Company are protected to the maximum extent possible. If the shareholders approve a classified board of directors, thereafter individual directors may only be removed for cause, at a special meeting of the shareholders in accordance with the Georgia Corporation Business Code. See "Proposal 3" below which, if adopted, will limit the ability of shareholders to call a special meeting.

         The affirmative vote of a majority of the outstanding shares of Common Stock is required to approve the amendment to the Articles of Incorporation. Unless otherwise specified, the proxies solicited by the Company will be voted "FOR" the approval of the amendment to the Articles of Incorporation. The proposed amendment will become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Georgia.

         If the shareholders of the Company fail to approve this proposal, the current provisions of the Articles of Incorporation and the Georgia Business Corporation Code will continue to govern. Shareholders are urged to consider the impact of approving the creation of a board of directors with staggered terms with Proposal 3 below. The overall impact of these proposals may have anti-takeover effect. Approval of one of these proposals is not dependent on approval of the other proposal by the shareholders.

         Although the Company believes that the material provisions of the amendment to the Articles of Incorporation are set forth above, reference should be made to the text of the Certificate of Amendment for the form of amendment, a copy of which is attached to this Proxy Statement as Annex I.

          THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF
            THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO PROVIDE
                  FOR CLASSIFICATION OF THE BOARD OF DIRECTORS


                                   PROPOSAL 2:
                              ELECTION OF DIRECTORS

         At the Annual Meeting, four directors are to be elected to hold office commencing immediately after the Annual Meeting. If the proposed amendment to the Articles of Incorporation providing for classification of the board of directors into four classes, as described under Proposal 1 above, is adopted, one director (Class I) will be elected for a term expiring at the annual meeting of shareholders to be held during the 1998 fiscal year, one director

(Class II) will be elected for a term expiring at the annual meeting of shareholders to be held during the 1999 fiscal year, one director (Class III) will be elected for a term expiring at the annual meeting of shareholders to be held during the 2000 fiscal year, and one director (Class IV) will be elected for a term expiring at the annual meeting of shareholders to be held during the 2001 fiscal year. Martin J. Blank has been nominated to serve as the director in Class I, Mechlin D. Moore has been nominated to serve as the director in Class II, Howard C. Miller has been nominated to serve as the director in Class III, and Larry I. Dorfman has been nominated to serve as the director in Class IV. Each of such nominees presently serves as a director of the Company. Upon the expiration of the initial terms of the directors in each of the classes, their successors will be elected for terms of four years. Those nominees for director in each class receiving a plurality of the votes cast at the Annual Meeting for directors for such class will be elected, subject to the right of the holders of the Class C Preferred Stock until September 1998 to elect the smallest number of directors that represents a majority of the members of the board of directors. The consequence of this latter provision is that at this Annual Meeting the holders of the Class C Preferred Stock have the right to elect three directors and, if the annual meeting for fiscal 1998 is held prior to September 11, 1998, the holders of the Class C Preferred Stock will in all likelihood will have the right to elect the directors in Class I.

         The board of directors currently is not divided into any classes. If the proposed amendment to the Articles of Incorporation providing for classification of the board of directors is not adopted, the four directors will be elected at the Annual Meeting to serve until the next annual meeting of Shareholders or until their respective successors have been duly elected and qualified. In such event, the four nominees named above will be management's nominees for such positions and those nominees receiving a plurality of the votes cast at the Annual Meeting will be elected. Of these four persons, the holders of the Class C Preferred Stock have the right to elect three directors.

         Unless otherwise specified, the proxies solicited by the Company will be voted "FOR" the nominees mentioned above. In case any such nominee becomes unavailable for election to the board of directors, which is not anticipated, the persons named in the enclosed form of proxy will have full discretion to vote or refrain from voting for any other nominee in accordance with their best judgment.

         The nominees, their ages, the year in which each first became a director and the positions held with the Company, if any, are as follows:


                                  Director
Nominee              Age           Since       Position
-----------------   -----        ---------     --------------------------------
Martin J. Blank      50            1984        Chairman of the Board, Chief
                                               Operating Officer, Secretary and
                                               Director
Larry I. Dorfman     41            1984        President, Chief Executive
                                               Officer and Director
Howard C. Miller     70            1989        Director
Mechlin D. Moore     66            1991        Director

     Martin J. Blank, a co-founder of the Company, has served as Secretary and Director since its incorporation in September 1984 and as the Chairman of the Board and Chief Operating Officer since April 1988. Mr. Blank is an attorney admitted to the bar in the States of Georgia and California. Mr. Blank's experience prior to co-founding the Company includes the practice of law and representation and financial management for professional athletes.

     Larry I. Dorfman, a co-founder of the Company, has served as President and Director since its incorporation in September 1984 and as Chief Executive Officer since April 1988. Prior to co-founding the Company, Mr. Dorfman was Vice President-Sales for Paymaster Checkwriter Company, Inc. in Atlanta with responsibility for the direction and supervision of its sales force.

     Howard C. Miller has served as Director of the Company since January 1989. Mr. Miller currently serves on the audit committee of the United States Olympic Committee and as a Director of Stone Container Corporation. Mr. Miller's past experience includes President and CEO of Avis, Inc., Vice President of ITT, President and CEO of Canteen Corporation.

     Mechlin D. Moore has served as Director of the Company since June 1991. Mr. Moore is an independent consultant in insurance communication and marketing. Mr. Moore's past experience includes President of the Insurance Information Institute and Senior Vice President of United Air Lines, Inc.

Executive Compensation

         Set forth in the following table is information as to the compensation paid or accrued to the chief executive officer and to each officer receiving compensation of at least $100,000 (collectively the "Named Executive Officers"), for the periods indicated.

                                                                                                    Long Term
                                                                                              Compensation Options/
Name and Principal Position         Period                         Salary(1)         Other        No. of Shares(2)
---------------------------         ------                         ---------         -----        -------------
Larry I. Dorfman
President and Chief Executive       12 mos. ended 12/31/96       $  362,240        $ 5,093                --
Officer                             12 mos. ended 12/31/95       $  249,636           --                  --
                                    4 mos. ended 12/31/94        $  40,288            --                  --
                                    12 mos. ended 8/31/94        $  124,723           --               200,000

Martin J. Blank
Chairman and Chief Operating        12 mos. ended 12/31/96       $  362,240        $18,416                --
Officer                             12 mos. ended 12/31/95       $  249,636           --                  --
                                    4 mos. ended 12/31/94        $   40,288           --                  --
                                    12 mos. ended 8/31/94        $  124,723           --               200,000


(1) Represents base salary and compensation based upon the number of vehicle service contracts processed each month. See "Report on Executive Compensation, Employment Arrangements (Chief Executive Officer and Chief Operating Officer)."

(2) On September 10, 1993, the Company's Board of Directors granted each executive 100,000 non-qualified stock options to purchase 100,000 shares of the Common Stock at $1.93 per share, which is 110% of the market value of one share of the Common Stock on the date of grant. On June 28, 1994, the Company's Board of Directors granted each executive 100,000 non-qualified stock options to purchase 100,000 shares of the Common Stock at $2.54 per share, which is 110% of the market value of one share of the Common Stock on the date of grant.

Option Grants during 1996

         No grants of stock options or stock appreciation rights were made during 1996 to the Named Executive Officers.

Option Exercises During 1996 and Year-end Option Values

                                                                                               Value of Unexercised
                                                               Number of Unexercised           In-the-Money Options
                              Acquired         Value            Options at 12/31/96            at December 31, 1996
Name                          Exercise        Realized       Exercisable/Unexercisable       Exercisable/Unexercisable
----                          --------       ---------      --------------------------       --------------------------
                                (#)             ($)                     (#)                          ($)
Larry I. Dorfman                --              --                 203,000/10,000                $437,920/$25,000
Martin J. Blank                 --              --                   173,000/--                     $362,020/--

1988 Stock Option Plan

         The Company has a stock option plan ("1988 Plan") pursuant to which 800,000 shares of the Common Stock have been reserved for issuance upon exercise of options designated as "incentive stock options" or "non-qualified options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. The purpose of the 1988 Plan is to encourage stock ownership by certain officers and employees of the Company, and certain other persons instrumental to the success of the Company, and give them a greater personal interest in the success of the Company. Persons who are directors of the Company are not eligible to receive options under the 1988 Plan. The 1988 Plan is administered by the board of directors of the Company, or a committee appointed by the board of directors, which determines among other things, the persons to be granted options under the 1988 Plan, the number of shares subject to each option and the option price. The exercise price of any option granted under the 1988 Plan may not be less than the fair market value of the shares subject to the option on the date of grant, provided however, that the exercise price of any incentive option granted to an eligible employee owning more than 10% of the outstanding Common Stock may not be less than 110% of the fair market value of the shares underlying such option on the date of grant. The term of each option and the manner in which it may be exercised is determined by the board of directors, or a committee appointed by the board of directors, provided that no option may be exercised more than 10 years after the date of grant and, in the case of an incentive option granted to an eligible employee owning more than 10% of the Common Stock, not more than 5 years after the date of grant. Incentive options may be granted only to employees. Options may be exercised as provided in the option agreement, but no option granted to an employee may be exercised unless the grantee is a regular employee of the Company, or a subsidiary, and has been in such position for at least one year after the date of grant, except that in the event of death, options may be exercised until the sooner of the expiration date of the option or six months following the death of the optionee. Each option not exercised expires as provided in the option agreement. Options are non-transferable, except in the event of death of the optionee. At March 31, 1997, options to purchase 654,956 shares of the Common Stock, at prices ranging from $0.83 to $5.00 per share, were outstanding under the 1988 Plan. Between inception of the 1988 Plan and March 31, 1997, 73,429 options have been exercised at an average exercise price of $1.28 per share.

Performance Graph

         The following graph demonstrates the performance of the cumulative total return to the Company's shareholders during the past five years in comparison to the cumulative total return for the NASDAQ Market Index and the cumulative total return for a group of companies in SIC code 641 - Insurance Agents, Brokers and Service (the "Peer Group").

                       FIVE-YEAR CUMULATIVE TOTAL RETURNS
                   VALUE OF $100 INVESTED ON DECEMBER 31, 1990
                       (ID: Graphic -- Performance Graph)

                           1991    1992     1993     1994     1995        1996
                           ----    ----     ----     ----     ----        ----
APCO                       100    103.70   177.77   266.65   333.31      507.38
SIC 641 Code Index         100    108.53    99.96   100.89   118.16      140.83
Nasdaq Market Index        100    100.98   121.13   127.17   164.96      204.98

Director Compensation

         Members of the board of directors  who are not  otherwise  employees of the Company receive director fees of $4,000 per meeting attended. In addition, directors are reimbursed for their expenses in attending all meetings of the board of directors. Directors will also be eligible for other compensation and benefits as may be approved by the board of directors from time to time, including benefits under the 1988 Outside Directors' Stock Option Plan ("Director's Plan") and benefits pursuant to a determination by the board of directors or a committee of the board of directors appointed for the purpose of administering the 1997 Performance Equity Plan ("Equity Plan") (see "Proposal 4" below), under the Equity Plan, if the Equity Plan is adopted by the Shareholders at the Annual Meeting. At March 31, 1997, there were 28,197 shares of Common Stock remaining under the Director's Plan for grant pursuant to the automatic grant provision. The Company currently does not anticipate that it will adopt a replacement plan to the Director's Plan when it expires or when all the shares of Common Stock thereunder have been granted because changes in the rules and regulations implemented by the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934, as amended, no longer make it necessary to provide for automatic grants to officers and directors of public companies to afford an exemption from that section.

         Outside Directors' Stock Option Plan

         The Company has a stock option plan for the benefit of its directors who are not salaried employees of the Company or full time consultants to the Company or its subsidiaries ("Directors' Plan") pursuant to which 300,000 shares of the Common Stock have been reserved for issuance upon exercise of such options. The purpose of the Directors' Plan is to advance the interests of the Company by affording eligible directors of the Company the opportunity to acquire an equity interest or increase their equity interest in the Company. The Directors' Plan terminates in May 1998. Each eligible director in office on the effective date of the Directors' Plan and each director elected to a regular term as a director at an annual meeting of shareholders thereafter at which directors are elected, will automatically be granted an option to purchase the maximum number of full shares having an aggregate market value on the date of grant equal to $25,000 at an exercise price per share equal to the fair market value of a share of the Common Stock on the date of grant. An option may be exercised at any time for a period of 10 years from the date of grant. The number of shares which may be purchased upon exercise of an option is subject to adjustment in certain circumstances. Options are not transferable other than by will or the laws of descent and distribution, and in the event of death, an option may be exercised by the optionee's legatee, distributee or personal representative. Options are granted under the Directors' Plan without regard to other forms of compensation eligible directors may receive from the Company. At March 31, 1997, options to purchase 180,481 shares of Common Stock, at prices ranging from $0.88 to $4.00 were outstanding under the Directors' Plan.

         The following table shows the number of shares of the Common Stock covered by options granted under the Directors' Plan to current directors since January 1, 1996, the number of shares of the Common Stock acquired by current directors since that date through exercise of options and the number of Common Stock subject to all outstanding options of current directors at December 31, 1997. Additionally, 10,822 options granted to a former director of the Company, which are exercisable at $2.32 per share and expire in 2004, are also outstanding.

                                        Howard C. Miller       Mechlin D. Moore
                                        ----------------       ----------------
Granted 1/1/96 - 12/31/96:
   Number of shares                         6,250                     6,250
   Average per share option price           $4.00                     $4.00

Exercised 1/1/96 - 12/31/96:
   Number of shares                            0                     66,322(2)
   Aggregate option price of options
     exercised                                 0                      $1.13
   Net value realized                          0                     $181,606

Unexercised options at 12/31/96:
   Number of shares                       140,452                      29,207
   Average unrealized value per share
     on 12/31/96(1)                      $2.85                         $1.71

(1) Calculated as the difference between the market price of one share of the Common Stock on December 31, 1996 and the average per share option price.

(2)      Disclosed in the Company's Proxy Statement for the 1996 Annual Meeting.

Board Meetings and Committees

         During the fiscal year ended December 31, 1996, the Board of Directors met or took other action on four occasions. All the directors participated in all such meetings and actions.

         The Board has an Audit Committee and a Compensation Committee. The Audit Committee, currently comprised of Martin J. Blank and Howard C. Miller, was formed to: (i) recommend annually to the board of directors the appointment of the independent accountants of the Company; (ii) review with the independent accountants the scope of the annual audit and review their final report relating thereto; (iii) review with the independent accountants the accounting practices and policies of the Company; (iv) review with the internal and independent accountants the overall accounting and financial controls of the Company; (v) be available to independent accountants during the year for consultation; and

(vi) review related party transactions by the Company on an ongoing basis and review potential conflicts of interest situations where appropriate. The Audit Committee had one meeting in 1996.

         The Compensation Committee, currently comprised of Larry I. Dorfman, Howard C. Miller and Mechlin D. Moore was formed to review overall executive compensation and review the Company's employee benefit plans. The Compensation Committee held one meeting in 1996 at which it reviewed the executive compensation of the executive officers of the Company, including Messrs. Martin
J. Blank and Larry I. Dorfman, and the stock option plans of the Company. The Compensation Committee and the Board continued its policy of linking compensation of executive officers to enhanced shareholders value. The
Compensation Committee also reviewed the recommendation of management noting that there were only 71,615 shares remaining available for grant under the 1988 Plan, and determined that the Equity Plan was necessary to provide additional shares of Common Stock for award to officers, directors, employees and consultants as incentive compensation. Moreover, because the Equity Plan provides for equity based awards in addition to stock options, the Compensation Committee believed that the Equity Plan will provide management with increased flexibility in structuring incentive based compensation. It was determined that these factors were necessary to enable management to attract and retain qualified persons for employment with and service to the Company.

Report on Executive Compensation

         To date, the compensation policies of the Company have been developed to link the compensation of the executive officers of the Company with enhanced shareholder value. Through the establishment of short- and long-term incentive plans and the use of base salary and performance bonus combinations, the Company has sought to align the financial interests of its executive officers with those of its shareholders.

         Employment Arrangements (Chief Executive Officer and Chief Operating Officer)

         The Chief Executive Officer and Chief Operating Officer each receive a base salary of $72,000 plus additional compensation based upon the number of vehicle service contracts processed each month which exceed a prescribed level. Messrs. Blank and Dorfman are eligible to participate in other employee benefit plans as generally made available to employees of the Company.

    Martin J. Blank -- Larry I. Dorfman -- Howard C. Miller -- Mechlin D. Moore

Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Exchange Act requires officers, directors and persons who beneficially own more than 10% of a registered class of equity securities of the Company ("10% Shareholders") to file reports of ownership and changes in ownership with the Commission. Officers, directors and 10% Shareholders also are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms furnished to it, and written representations that no other reports were required, the Company believes that during the fiscal year ended December 31, 1996, each of its officers, directors and 10% Shareholders complied with the
Section 16(a) reporting requirements.

Certain Relationships and Related Transactions

         There are no reportable relationships and related transactions between the Company and its officers and directors.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION
                 OF THE FOUR NOMINEES LISTED ABOVE AS DIRECTORS.

                                   PROPOSAL 3:
                         APPROVAL OF CERTAIN AMENDMENTS
                 TO THE ARTICLES OF INCORPORATION OF THE COMPANY

General

         The Board has unanimously approved, and recommends that the shareholders consider and approve, amendments to the Articles of Incorporation
(i) to require that all shareholder action by written consent be by all the shareholders entitled to vote thereon, (ii) to provide that only certain persons, not including shareholders, may call special meetings of shareholders,
(iii) to provide that notice of shareholder proposals at an annual meeting be given to the Secretary of the Company in advance of the meeting, (iv) to provide that nominations of directors by shareholders be given to the Secretary of the Company in advance of an annual meeting, and (v) to provide for a 66 2/3% vote to amend or repeal the above provisions and to change the creation of the staggered board of directors. The proposed amendments are to some extent interrelated, and the purpose of some of the amendments is to prevent the circumvention of the desired protection afforded by other amendments. Thus, the Board believes it appropriate to present these proposed amendments as one related group that the shareholders must vote for or against as a single proposal.

         The purpose and intended effect of the proposed amendments are to enhance the continuity and stability of the Company's management by making it more difficult and time-consuming for a third party to gain control of the Company's board of directors. The Board believes that these amendments will provide the Company's management with the means and opportunity to defend shareholder interests. The proposed amendments may make it more difficult or discourage an unsolicited tender offer, proxy contest or assumption of control by a holder of a large block of the Common Stock of the Company and the removal of incumbent management, event in the event that any of these transactions are favored by the shareholders of the Company.

         The Board has no present intention to put before the shareholders any other proposal which would operate as a significant impediment to an attempt by a third party to obtain control of the Company. The Articles of Incorporation of the Company already allows the board of directors to authorize the issuance of, and to determine the voting and other rights of, one or more classes of up to 5,000,000 shares of Preferred Stock. In addition, if the proposal to amend the Articles of Incorporation to provide for a staggered board of directors is approved, the existence of a staggered board of directors may be deemed to have anti-takeover effect. See "Proposal 1" above.

Description of Amendments

         The proposal being submitted to the shareholders consists of five amendments to the Company's Articles of Incorporation: (a) to provide that the shareholders of the Company may act only at a meeting, and not by written consent; (b) to provide that only certain persons, not including the shareholders, may call special meetings of the shareholders; (c) to specify the notice requirement that shareholders must satisfy in order to present a proposal for consideration at an annual meeting of shareholders; (d) to specify the procedures that shareholders must follow in order to nominate directors; and (e) to provide that the affirmative vote of at least 66 2/3% of the outstanding shares of the Common Stock is required to amend or to repeal the provisions described in (a), (b), (c) and (d) above and the proposal to provide for a staggered board of directors if Proposal 1 above is approved by the shareholders at the Annual Meeting.

         Amendment to Require that Shareholder Action to be Taken by Written Consent by be Action of All the Shareholders. The Board recommends that the Company's Certificate of Incorporation be amended to add Article VIII to replace the current Article VIII so that all action by shareholder written consent be taken upon approval of all the shareholders entitled to vote on the proposal as provided in the Georgia Business Corporation Code.

         Currently the Certificate of Incorporation provides that the shareholders may take action by written consent of the holders of shares of outstanding Common Stock having the requisite number of votes that would be necessary to authorize such action at a meeting of shareholders at which all shares of stock entitled to vote thereon were present and authorized to vote. Such action currently may be taken without prior action, prior notice to all the shareholders and without a shareholder vote.

         The adoption of this amendment would eliminate the ability of the Company's shareholders to act by written consent in lieu of a meeting unless all the shareholders approved the action. It is intended to prevent solicitation of consents by shareholders seeking to effect changes without giving all of the Company's shareholders entitled to vote on a proposed action an adequate opportunity to participate at the action or a meeting where such proposed action is considered. The proposed amendment would prevent a takeover bidder holding or controlling a large block of the Common Stock of the Company from using the written consent procedure to take shareholder action unilaterally.

         The Board does not believe that the elimination of a simple majority shareholder action by written consent will create a significant impediment to a tender offer or other effort to take control of the Company. Nevertheless, the effect of this proposal may be to make more difficult, or delay, certain actions by a person or group acquiring a substantial percentage of the Common Stock of the Company, even though such actions might be desired by, or beneficial to, the holders of a majority of the Common Stock of the Company.

         This amendment will ensure that all shareholders will have advance notice of any attempted major corporate action by shareholders, and that all shareholders will have an equal opportunity to participate in the written consent at a meeting where such action is being considered. It should reduce the possibility of disputes or confusion regarding the validity of purported shareholder action. The amendment could provide some encouragement to a potential acquiror to negotiate directly with the board of directors.

         Amendment to Provide that Only Certain Persons, Not Including the Shareholders, May Call Special Meetings of Shareholders. The Board recommends that the Company's Articles of Incorporation be amended to add a new Article X, which provides that special meetings of shareholders of the Company may be called at any time by the board of directors, the Chairman of the Board of Directors or the President of the Company. Special meetings of shareholders may not be called by any other person or persons.

         The Company's bylaws currently permit shareholders having not less than 10% of the voting capital stock of the Company to call a special meeting. The proposed amendment eliminates any authority for the shareholders of the Company to call special meetings of shareholders for any reason. It will insulate the management of the Company from requests for special meetings, allowing management to concentrate on its business functions. A shareholder will not be able to force shareholder consideration of a proposal over the opposition of the board of directors by calling a special meeting of shareholders prior to such time as the board of directors believes such consideration to be appropriate. Since shareholder approval of mergers subsequent to a hostile takeover usually requires the calling of a special meeting, the approval of the proposed amendment would make it more difficult for persons interested in obtaining approval of a merger to do so. This will encourage persons seeking to enter into negotiations with the Company to deal directly with management, which will then be able to properly evaluate any such proposals.

         Shareholders should recognize that this provision will apply to any reason which shareholders may have to call a special meeting and not merely to meetings called subsequent to hostile takeovers. It may prevent shareholders from calling a special meeting even when a majority desires to do so.

         This provision is in accordance with the Georgia Business Corporation Code, which provides that special meetings of the shareholders may be called by the board of directors or by such person or persons as may be authorized by the Articles of Incorporation or Bylaws.

         Amendment to Provide Notice Requirement for Shareholders to Present Proposals at an Annual Meeting of Shareholders. The Board recommends that the Company's Articles of Incorporation be amended to add new Article XI, which provides that the only business that may be conducted at any annual meeting of the shareholders is business that has been brought before the annual meeting by, or at the direction of, the majority of the directors or by any shareholder of the Company who provides timely notice of the proposal in writing to the Secretary of the Company. To be timely, a shareholder's notice must be delivered to, or mailed to and received at, the principal executive offices of the Company not less than 60 days prior to the scheduled annual meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date. If, however, less than 70 days' notice or prior public disclosure of the date of the scheduled meeting is given or made, notice by the shareholder, to be timely, must be so delivered or received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. The shareholder's notice to the Secretary must set forth in writing each matter the shareholder proposes to bring before the annual meeting including; a brief description thereof and the reasons for conducting such business at the annual meeting; the names and addresses, as they appear on the corporate books, of shareholders supporting such proposal; the class and number of shares of the Company's stock which are beneficially owned by the supporting shareholders on the date of the presenting shareholders notice; and any financial interest the presenting shareholder and supporting shareholders have in the proposal. The determination as to whether the notice provisions have been met will be make by the presiding officer at the annual meeting. This provision applies only to new business and not to other reports of officer, directors, or committees of the board of directors.

         At the present time neither the Articles of Incorporation nor the Bylaws of the Company specify what business may be conducted at an annual meeting. Therefore, any business may be conducted that is specified in the notice of annual meeting or that is properly brought before the meeting. A determination as to whether business (other than as specified in the notice of meeting) is properly before a meeting would generally be made by the chairman of the meeting at the time any such business was presented.

         The proposed amendment provides an orderly procedure for notification to the board of directors of business which is to be presented at shareholder's meetings. This will enable the board of directors to plan such meetings and also,  to the  extent  it  deems  it  necessary  or  desirable,  to  inform  the shareholders, prior to the meeting, of any new business that will be presented at the meeting. The board of directors will also be able to make a recommendation or statement of its position so as to enable shareholders to better determine whether they desire to attend the meeting or grant a proxy to the board of directors as to the disposition of any such business. The proposed amendment does not give the board of directors any power to approve or disapprove the business that shareholders desire to be conducted at the meeting, but it does provide for a more orderly procedure for conducting the meeting.

         The proposed procedure may limit to some degree the ability of shareholders to initiate discussion at a shareholders' meeting. It will also preclude the conducting of business at a particular meeting if the proper notice procedures have not been followed. This will also have the effect of discouraging belated attempts by third parties to begin ill-considered, disruptive discussions at shareholders' meetings. Nothing in the proposed amendment precludes discussion by any shareholder of any business properly brought before the annual meeting.

         Amendment to Provide Notice Requirement for Nominations of Directors by Shareholders. The Board recommends that the Company's Articles of Incorporation be amended to add Article XII, which provides that, subject to any existing rights of holders of Preferred Stock then outstanding, only persons who are nominated in accordance with the procedures specified in Article XII are eligible for election as directors. Such nominations may be made at a meeting of the shareholders, by, or at the direction of, the board of directors by any nominating committee or person appointed by the board of directors or by any shareholder of the Company entitled to vote for the election of directors at the meeting, provided such shareholder has complied with the notice procedures. Written notice of a shareholder nomination must be made to the Secretary of the Company not less than 60 days prior to the scheduled meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date. If, however, less than 70 day's notice or prior public disclosure of the date of the scheduled meeting is given, notice by the shareholder must be so delivered or received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed on the day on which public disclosure was made. This notice must set forth the name, age, business address and residence address of the person being nominated, that person's principal occupation or employment, the class and number of shares of capital stock of the Company which are beneficially owned by that person and any other information required to be disclosed under the rules of the Securities and Exchange Commission. The notice must also include the name and the address of the shareholder presenting the nomination and the class and number of shares of the Company's stock which are beneficially owned by that person on the date of the shareholder notice. Other relevant information may also be requested by the Company. The validity of the notice will be determined by the presiding officer at the annual meeting.

         Without this amendment, a shareholder could nominate any person for election as a director, without prior notice to the board of directors or the other shareholders, at any meeting called for the purpose of electing directors. The advance notice requirement, by preventing shareholder nominations from the floor at the annual meeting of shareholders, affords the board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and, to the extent it deems it necessary or desirable, to inform shareholders about such qualifications. This provision, it is believed, will further the objective of the board of directors to identify candidates who have the character, education, training, experience and proven accomplishments that give promise of significant contribution to the responsible and profitable conduct of the Company's business. The board of directors believes that it is advantageous to be able to consider in advance the qualification of any proposed nominee, as opposed to being confronted with a surprise nomination at or shortly before the annual meeting of shareholders.

         Although the amendment does not give the board of directors any power to approve or disapprove shareholder nominations for directors, it will preclude shareholder nominations if proper procedures are not followed. Although the board of directors does not believe that the proposed amendment will have a significant impact on any attempt by a third party to obtain control of the Company, it is possible that it may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors, or otherwise attempting to obtain control of the Company or effect a change in management, without regard to whether this would be beneficial to the Company or its shareholders.

         Amendment  to  Require  a 66  2/3%  Vote to  Amend  or  Repeal  Certain
Provisions of the Articles of Incorporation. The Board recommends that the Company's Articles of Incorporation be amended to add Article XIII, which requires that in order to amend, repeal or adopt any provision inconsistent with Articles VIII, IX, X, XI, XII and XIII of the Articles of Incorporation relating to the above provisions and the creation of the staggered board of directors, the affirmative vote of at least 66 2/3% of the outstanding shares of Common Stock shall be required.

         Under the Georgia Business Corporation Code, amendments to the Articles of Incorporation require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, but the law also permits a corporation to include provisions in its Articles of Incorporation which require a greater vote than the vote otherwise required by law for any corporate action. With respect to such supermajority provisions, the Georgia code requires that any alteration, amendment or repeal thereof be approved by an equally large shareholder vote.

         The requirement of an increased shareholder vote is designed to prevent a person holding or controlling a majority, but less than 66 2/3% of the shares of the Company from avoiding the requirements of the proposed amendments by simply repealing them.

         Required Vote to Approve Amendments

         The affirmative vote of a majority of the outstanding shares of Common Stock is required to approve the amendments to the Articles of Incorporation. Unless otherwise specified, the proxies solicited by the Company will be voted "FOR" the approval of the amendments to the Articles of Incorporation. The proposed amendments will become effective upon the filing of a Certificate of Amendment with the Secretary of the State of Georgia.

         Although the Company believes that the material provisions of the amendment to the Articles of Incorporation are set forth above, reference should be made to the text of the Certificate of Amendment for the form of amendment, a copy of which is attached to this Proxy Statement as Annex I.

        THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENTS TO THE ARTICLES OF INCORPORATION (1) TO REQUIRE THAT ALL
  SHAREHOLDER ACTION BY WRITTEN CONSENT BE BY ALL THE SHAREHOLDERS ENTITLED TO
      VOTE THEREON, (2) TO PROVIDE THAT ONLY CERTAIN PERSONS, NOT INCLUDING SHAREHOLDERS, MAY CALL SPECIAL MEETINGS OF SHAREHOLDERS, (3) TO PROVIDE THAT

      NOTICE OF SHAREHOLDERS PROPOSALS AT AN ANNUAL MEETING BE GIVEN TO THE SECRETARY OF THE COMPANY IN ADVANCE OF THE MEETING, (4) TO PROVIDE THAT
    NOMINATIONS OF DIRECTORS BY SHAREHOLDERS BE GIVEN TO THE SECRETARY OF THE COMPANY IN ADVANCE OF AN ANNUAL MEETING, AND (5) TO PROVIDE FOR A 66 2/3% VOTE
   TO AMEND OR REPEAL THE ABOVE PROVISIONS AND TO CHANGE THE CREATION OF THE
                         STAGGERED BOARD OF DIRECTORS.


                                   PROPOSAL 4:
                  APPROVAL OF THE 1997 PERFORMANCE EQUITY PLAN

         On April 4, 1997, the Board unanimously adopted the Equity Plan, subject to shareholder approval. The Equity Plan provides for the grant of options to purchase up to 500,000 shares of Common Stock to be made to employees, officers, directors and consultants of the Company and its subsidiaries. The Equity Plan is intended to assist the Company and its subsidiaries in attracting, retaining and motivating employees, officers, directors and consultants of particular merit. The number of shares of Common Stock subject to the Equity Plan represents less than 5% of the number of outstanding shares of Common Stock as of the record date.

         Although the Company believes that all material provisions of the Equity Plan have been set forth in this Proxy Statement, this summary does not discuss all the elements of the Equity Plan and is qualified in its entirety by reference to the text of the Equity Plan, a copy of which is attached to this Proxy Statement as Annex II and is incorporated herein by reference.

                     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE
                     "FOR" THE APPROVAL OF THE EQUITY PLAN.

Summary of the Equity Plan

         Administration

         The Equity Plan will be administered by the Board or by a committee ("Committee") appointed by the Board, whose members will serve at the pleasure of the Board. If appointed, the Committee will have two or more members, each of whom will be a "non-employee" director (i.e., a director who is not an officer of the Company or a subsidiary or affiliate, a consultant to the Company receiving compensation from such activity in excess of $60,000 except for being a director, or a person with any other reportable interest in a transaction or business relationship with the Company). If no Committee is so designated, then the Equity Plan will be administered by the Board. The Board or, if appointed, Committee, has full authority, subject to the provisions of the Equity Plan, to award (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock,
(iv) Deferred Stock, (v) Stock Reload Options and/or (vi) other stock-based awards (collectively, "Awards").

         Subject to the provisions of the Equity Plan, the Board or the Committee determines, among other things, the persons to whom from time to time Awards may be granted ("Holders"), the specific type of Awards to be granted
(e.g., Stock Option, Restricted Stock, etc.), the number of shares subject to each Award, share prices, any restrictions or limitations on such Awards and any vesting, exchange, deferral, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to such Awards. The interpretation and construction by the Board or the Committee of any provisions of, and the determination of any questions arising under, the Equity Plan or any rule or regulation established by the Board or the Committee pursuant to the Equity Plan will be final, conclusive and binding on all persons interested in the Equity Plan.

         Shares Subject to the Plan; General Terms

         The Equity Plan authorizes the granting of Awards the exercise of which would allow up to an aggregate of 500,000 shares of Common Stock of the Company to be acquired by the Holders of said Awards. In order to prevent the dilution or enlargement of the rights of Holders under the Equity Plan, the number of shares of Common Stock authorized by the Equity Plan is subject to adjustment by the Board in the event of any increase or decrease in the number of shares of outstanding shares of Common Stock resulting from a stock dividend, stock split, reverse stock split and certain other changes to the shares of Common Stock of the Company. If any Award granted under the Equity Plan is forfeited or terminated, the shares of Common Stock of the Company that were available pursuant to such Award will again be available for distribution in connection with Awards subsequently granted under the Equity Plan.

         Any equity security granted pursuant to the Equity Plan must be held for six months from the date of grant or in the case of an option, at least six months must elapse from the date of acquisition of the option to the date of disposition of the option (other than upon exercise or conversion) or its underlying equity security. In the event of a "change of control," as defined in the Equity Plan, any option not then otherwise exercisable will immediately become exercisable in full.

         Eligibility

         Subject to the provisions of the Equity Plan, Awards may be granted to key employees, officers, directors, consultants and other persons who are deemed to have rendered or to be able to render significant services to The Company or its subsidiaries and are deemed to have contributed or to have the potential to contribute to the success of the Company. Incentive Options (as hereinafter defined) may be awarded only to persons who, at the time of such awards, are employees of The Company or its subsidiaries.

         Acceleration in Vesting

         If (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), is or becomes the "beneficial owner" (as referred in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 15% or more of the combined voting power of the Company's then outstanding securities in one or more transactions, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the board of directors cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period, then, the vesting periods of any and all Options and other awards granted and outstanding under the Equity Plan shall be accelerated and all such Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Options and awards on the terms set forth in the Equity Plan and the respective agreements respecting such Options and awards.


         Types of Awards

         Options. The Equity Plan provides both for "incentive stock options" ("Incentive Options") as defined in Section 422 of the Code, and for options not qualifying as Incentive Options ("Non-qualified Options"), both of which may be granted with any other stock-based award under the Equity Plan. The Board or the Committee will determine the exercise price per share of Common Stock purchasable under an Incentive or Non-qualified Option (collectively, "Options"). The exercise price of a Non-qualified Option may be less than 100% of the fair market value on the last trading day before the date of the grant. The exercise price of an Incentive Option may not be less than 100% of the fair market value on the last trading day before the date of grant (or in the case of an Incentive Option granted to a person possessing at the time of grant more than 10% of the total combined voting power of all classes of stock of the Company, not less than 110% of such fair market value).

         The Board or the Committee determines when Options are to be granted and when they may be exercised. However, an Incentive Option may only be granted within a ten-year period commencing on April 4, 1997 and may only be exercised within ten years of the date of the grant (or within five years in the case of an Incentive Option granted to a person who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or any subsidiary). Subject to any limitations or conditions of the Equity Plan and the Board or the Committee may impose, Options may be exercised, in whole or in part, during the term of the Option by giving written notice of exercise to the Company specifying the number of shares of Common Stock of the Company to be purchased. Such notice must be accompanied by payment in full of the purchase price, either in cash, securities or in kind of the Company, or in combination thereof. Options granted under the Equity Plan are exercisable only by the Holder during his or her lifetime. The Options granted under the Equity Plan may not be transferred other than by will or by the laws of descent and distribution.

         Generally, if the Holder received an option as an employee of the Company or a subsidiary, no Option, or any portion thereof, granted under the Equity Plan may be exercised by the Holder unless he or she is employed by the Company or a subsidiary at the time of the exercise and has been so employed continuously from the time the Option was granted. However, in the event the Holder's employment with the Company is terminated due to disability, the Option will be fully vested and the Holder may still exercise his or her Option for a period of one year (or such other lesser period as the Board or the Committee may specify at the time of grant) from the date of such termination or until the expiration of the stated term of the Option, whichever period if shorter. Similarly, should a Holder die while in the employment of the Company or a subsidiary, the Option will be fully vested on the date of death and his or her legal representative or legatee under his or her will may exercise the decedent Holder's Option for a period of one year from death (or such other greater or lesser period as the Board or the Committee specifies at the time of grant) or until the expiration of the stated term of the Option, whichever is shorter. Further, if the Holder's employment is terminated without cause or due to normal retirement (upon attaining the age of 65), then the portion of any Option that has vested by the date of such retirement or termination may be exercised for the lesser of three months after retirement or the balance of the Option's term.

         Stock Appreciation Rights. The Board or the Committee may grant Stock Appreciation Rights ("SARs" or singularly "SAR") in conjunction with all or part of any Option granted under the Equity Plan or may grant SARs on a free-standing basis. In conjunction with Non-qualified Options, SARs may be granted either at or after the time of the grant of such Non-qualified Options. In conjunction with Incentive Options, SARs may be granted only at the time of the grant of such Incentive Options. An SAR entitles the Holder thereof to receive an amount (payable in cash and/or shares of Common Stock of the Company, as determined by the Board or the Committee) equal to the excess fair market value of one share of Common Stock of the Company over the SAR price or the exercise price of the related Option, multiplied by the number of shares subject to the SAR.

         Restricted Stock Awards. The Board or the Committee may award shares of restricted stock ("Restricted Stock") either alone or in addition to other Awards granted under the Equity Plan. The Board or the Committee shall determine the restricted period during which the shares of stock may be forfeited if, for example, the Holder's employment with the Company is terminated. In order to enforce the forfeiture provisions, the Equity Plan requires that all shares of Restricted Stock awarded to the Holder remain in the physical custody of the Company until the restrictions on such shares have terminated.

         Deferred Stock. The Board or the Committee may award shares of deferred stock ("Deferred Stock") either alone or in addition to other Awards granted under the Equity Plan. The Board or the Committee shall determine the deferral period during which time the receipt of the stock is deferred. The Award may specify, for example, that the Holder must remain employed by the Company during the entire deferral period in order to be issued the stock.

         Stock Reload Options. A Stock Reload Option permits a Holder who exercises an Option by delivering already owned stock (i.e., the stock-for-stock method) to receive back from the Company a new Option (at the current market price) for the same number of shares delivered to exercise the Option, which new Option may not be exercised until one year after it was granted and expires on the date the original Option would have expired (had it not been previously exercised). The Board or the Committee may grant Stock Reload Options in conjunction with any Option granted under the Equity Plan. In conjunction with Incentive Options, Stock Reload Options may be granted only at the time of the grant of such Incentive Option. In conjunction with Non-qualified Options, Stock Reload Options may be granted either at or after the time of the grant of such Non-qualified Options.

         Other Stock-Based Awards. The Board or the Committee may grant performance shares and shares of stock valued with reference to the performance of the Company, either alone or in addition to or in tandem with Stock

Options, Restricted Stock or Deferred Stock. Subject to the terms of the Equity Plan, the Board or the Committee has complete discretion to determine the terms and conditions applicable to any such stock-based awards. Such terms and conditions may require, among other things, continued employment and/or the attainment of specified performance objectives.

         Withholding Taxes

         Upon the exercise of any Award granted under the Equity Plan, the Holder may be required to remit to the Company an amount sufficient to satisfy all Federal, state and local withholding tax requirements prior to delivery of any certificate or certificates for shares of Common Stock of the Company. Subject to certain stringent limitations under the Equity Plan and at the discretion of the Board, the Holder may satisfy these requirements by electing to have the Company withhold a portion of the shares to be received upon the exercise of the Award having a value equal to the amount of the withholding tax due under applicable federal, state and local laws.

         Agreements

         Options, Restricted Stock, Deferred Stock, and SARs and other stock-based awards granted under the Equity Plan will be evidenced by agreements consistent with the Equity Plan in such form as the Board or the Committee may prescribe. Neither the Equity Plan nor agreements thereunder confer any right to continued employment upon any Holder.

         Term and Termination of the Equity Plan

         The Equity Plan was effective as of April 4, 1997 ("Effective Date"), subject to the approval of the Equity Plan by the shareholders of the Company within one year after the Effective Date. Any Awards granted under the Equity Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned upon, and subject to, the approval of the Equity Plan by the shareholders of the Company. If the Equity Plan is not so approved, all Awards granted thereunder shall be of no effect and any Common Stock of the Company received by a Holder shall be deemed forfeited and returned to the Company by the Holder. Unless terminated by the Board, the Equity Plan shall continue to remain effective until such time as no further Awards may be granted and all Awards granted under the Equity Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Options may only be made during the ten-year period following the Effective Date.

         Amendments to the Plan

         The Board may at any time, and from time to time, amend, alter, suspend or discontinue any of the provisions of the Equity Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder of any Award theretofore granted, without his or her consent.

         Federal Income Tax Consequences

         The following discussion of the federal income tax consequences of participation in the Equity Plan is only a summary of the general rules applicable to the grant and exercise of stock options and does not purport to give specific details on every variable and does not cover, among other things, state, local and foreign tax treatment of participation in the Equity Plan. The information is based on present law and regulations, which are subject to being changed prospectively or retroactively.

         Incentive Options

         The Holder will recognize no taxable income and the Company will not qualify for any deduction upon the grant or exercise of an Incentive Option. Upon a disposition of the shares underlying the Option after the later of two years from the date of grant or one year after the issuance of the shares to the Holder, the Holder will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Option over the exercise price will be treated as an item of adjustment in computing the alternative minimum tax for a Holder's taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the Holder. If the Common Stock of the Company acquired upon the exercise of an Incentive Option are disposed of before expiration of the necessary holding period of two years from the date of the grant of the Option and one year after the exercise of the Option, (i) the Holder will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and (ii) the Company will qualify for a deduction equal to any such amount recognized, subject to the limitation that the compensation be reasonable. The Holder will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets, as short-term or long-term capital gain, depending on the length of time that the Holder held the shares, and the Company will not qualify for a deduction with respect to such excess. In the case of a disposition of shares in the same taxable year as the exercise of the Option, where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price, which is the same amount included in regular taxable income.

         Non-qualified Options

         With respect to Non-qualified Options (i) upon grant of the Option, the Holder will recognize no income; (ii) upon exercise of the Option (if the Common Stock of the Company is not subject to a substantial risk of forfeiture), the Holder will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable; and
(iii) the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the Holder. On a disposition of the shares, the Holder will recognize gain or loss equal to the difference between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the Holder held the shares.

         If the shares acquired upon exercise of a Non-qualified Option are subject to a substantial risk of forfeiture, the Holder will recognize income at the time when the substantial risk of forfeiture is removed and the Company will qualify for a corresponding deduction at such time.


                             INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP has examined and reported upon the financial statements of the Company since 1988, including for the year ending December 31, 1996. Price Waterhouse has no direct or indirect interest in the Company or any affiliate of the Company. A representative of Price Waterhouse LLP is expected to be present at the meeting with an opportunity to make a statement if the representative desires to do so and is expected to be available to respond to appropriate questions from shareholders.


                             SOLICITATION OF PROXIES

         The solicitation of proxies in the enclosed form is made on behalf of the Company and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or telegraph using the services of directors, officers and regular employees of the Company at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by the Company for expenses incurred in sending proxy material to beneficial owners of the Common Stock.

         Georgeson & Co. will assist in the solicitation of proxies by the Company for a fee of approximately $8,500, plus reasonable out-of-pocket expenses.


                           1998 SHAREHOLDER PROPOSALS

         In order for shareholder proposals for the 1998 Annual Meeting of Shareholders to be eligible for inclusion in the Company's Proxy Statement, they must be received by the Company at its principal office in Atlanta, Georgia, by January 9, 1998, and if Proposal 3 above is adopted by the shareholders of the Company, in accordance with the Articles of Incorporation.


                                  OTHER MATTERS

         The Board knows of no matter which will be presented for consideration at the meeting other than the matters referred to in this Proxy Statement. Should any other matter properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

         A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 IS BEING FURNISHED HEREWITH TO EACH SHAREHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON APRIL 24, 1997. ADDITIONAL COPIES OF THE ANNUAL REPORT AND COPIES OF THE COMPANY'S REPORT ON FORM 10-K WILL BE PROVIDED FREE OF CHARGE UPON REQUEST TO:

                    AUTOMOBILE PROTECTION CORPORATION - APCO
                        15 DUNWOODY PARK DRIVE, SUITE 100
                             ATLANTA, GEORGIA 30338
                          ATTENTION: INVESTOR RELATIONS
                                 (770) 394-7070



                                     By Order of the Board of Directors


                                     Martin J. Blank
                                     Secretary
Atlanta, Georgia
May 9, 1997

                                                                    ANNEX I

                              ARTICLES OF AMENDMENT
                                       OF
                    AUTOMOBILE PROTECTION CORPORATION - APCO


To the Secretary of State
of the State of Georgia


     Pursuant to the provisions of the Georgia Business Corporation Code, Automobile Protection Corporation - APCO ("corporation") does hereby adopt the following Articles of Amendment.


     1. The name of the  corporation  is  "Automobile  Protection  Corporation -
APCO."

     2. The following are amendments to the Amended and Restated Articles of Incorporation ("Articles of Incorporation"):

        (a) Article VIII of the Articles of Incorporation is hereby deleted and in its place is added a new Article VIII as follows:

                                      VIII.

                  Any action required by law or by the Articles of Incorporation or Bylaws of the corporation to be taken at a meeting of the shareholders of the corporation or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting if a written consent setting forth the action so taken, shall be signed by all the shareholders entitled to vote on the action to be taken.

        (b) Article IX is hereby added to the Articles of Incorporation and shall be as follows:

                                       IX.

                  The board of directors shall be and is divided into four classes: Class I, Class II, Class III and Class IV. The number of directors in each class shall be the whole number contained in the quotient arrived at by dividing the authorized number of directors by four. If a fraction is also contained in such quotient and if such fraction is one-fourth (1/4), the extra director shall be a member of Class IV. If the fraction is two-fourths (2/4), one of the extra directors shall be a member of Class IV and the other shall be a member of Class III. If the fraction is three-fourths (3/4), one of the directors shall be a member of Class IV, one shall be a member of Class III and one shall be a member of Class II. Each director shall serve for a term ending on the date of the fourth annual meeting following

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



         the annual meeting at which such director was elected: provided however, those directors elected to be the initial directors of Class I shall serve for a term ending on the date of the annual meeting in 1998, those directors elected to be the initial directors of Class II shall serve for a term ending on the date of the annual meeting in 1999, and those directors elected to be the initial directors of Class III shall serve for a term ending on the date of the annual meeting in 2000.

                  In the event of any increase or decrease in the authorized number of directors, (i) each director then serving as such shall nevertheless continue as a director in the class of which he or she is a member until the expiration of his or her current term, or his or her prior death, retirement, resignation or removal, and (ii) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board of Directors to such class or classes as shall, so far as possible bring the number of directors in the respective classes into conformity with the formula in this
         Article IX, as applied to the new authorized number of directors.

                  Notwithstanding  any  of  the  foregoing  provisions  of  this
         Article IX, each director shall serve until his or her successor is elected and has qualified or until his or her death, retirement, resignation or removal. No director may be removed during his or her term except for cause at a special meeting of the shareholders. Should a vacancy occur or be created, the majority of the remaining directors (even though less than a quorum) may fill the vacancy for the full term of the class in which the vacancy occurs or is created.

        (c) Article X is hereby added to the Articles of Incorporation and shall be as follows:

                                       X.

                  Special meetings of the shareholders of the corporation for any purpose or purposes may be called at any time by the board of directors, the Chairman of the Board of Directors or the President of the corporation. Special meetings of the shareholders of the corporation may not be called by any other person or persons.

        (d) Article XI is hereby added to the Articles of Incorporation and shall be as follows:

                                       XI.

                  At an annual meeting of shareholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been brought before the annual meeting (a) by, or at the direction of, a majority of the directors, or (b) by any shareholder of the corporation who complies with the notice procedures set forth in this
         Article XI. For a proposal to be properly

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



         brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a shareholder's notice must be delivered to, or mailed and received at, the principal executive offices of the corporation not less than 60 days prior to the scheduled annual meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that if less than 70 days' notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the shareholder to be timely, must be so delivered or received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (a ) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the corporation's books, or the shareholder proposing such business and any other shareholders known by such shareholder to be supporting such proposal,
         (c) the class and number of shares of the corporation's stock which are beneficially owned by the shareholder on the date of such shareholder notice and by any other shareholders known by such shareholder to be supporting such proposal on the date of such shareholder notice, and
         (d) any financial interest of the shareholder in such proposal and by any other shareholders known by such shareholder to be supporting such proposal.

                  The presiding officer of the annual meeting shall determine and declare at the annual meeting whether the shareholder proposal was made in accordance with the terms of this Article XI. If the presiding officer determines that a shareholder proposal was not made in accordance with the terms of this Article XI, he or she shall so declare at the annual meeting and any such proposal shall not be acted upon at the annual meeting.

                  This provision shall not prevent the consideration and approval or disapproval at the annual meeting of reports of officers, directors and committees of the board of directors, but, in connection with such reports, no new business shall be acted upon at such annual meeting unless stated, filed and received as herein provided.

        (e) Article XII is hereby added to the Articles of Incorporation and shall be as follows:

                                      XII.

                  Subject to the rights, if any, of the holders of shares of Preferred Stock then outstanding, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Nominations of

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



         persons for election to the board of directors of the corporation may be made at a meeting of shareholders by or at the direction of the board of directors by a nominating committee or person appointed by the board of directors or by any shareholder of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Article XII. Such nominations, other than those made by or at the direction of the board of directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a shareholder's notice must be delivered to, or mailed and received at, the principal executive offices of the corporation not less than 60 days prior to the scheduled annual meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided however, that if less than 70 days' notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the shareholder, to be timely, must be so delivered or received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. A shareholder's notice to the Secretary shall set forth (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person,
         (iii) the class and number of shares of capital stock of the corporation which are beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to any rules or regulations under the Securities Exchange Act of 1934, as amended; and (b) as to the shareholder giving the notice
         (i) the name and address, as they appear on the corporation's books, of the shareholder, and (ii) the class and number of shares of the corporation's stock which are beneficially owned by the shareholder on the date of such shareholder notice. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as a director of the corporation.

                  The presiding officer of the annual meting shall determine and declare at the annual meeting whether the nomination was made in accordance with the terms of this Article XII. If the presiding officer determines that a nomination was not made in accordance with the terms of this Article XII, he or she shall so declare at the annual meeting and any such defective nomination shall be disregarded.


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


        (f) Article XIII is hereby added to the Articles of Incorporation and shall be as follows:

                                      XIII.

                  Notwithstanding anything contained in these Articles of Incorporation to the contrary, the affirmative vote of at least 66-2/3% of the outstanding shares of Common Stock of the corporation shall be required to amend or repeal Articles VIII, IX, X, XI, XII and XIII of these Articles of Incorporation or to adopt any provision inconsistent therewith.

     3. The amendments herein provided were duly approved by the board of directors and recommended to the shareholders of the corporation on April 4, 1997.

     4. The amendments herein provided were duly adopted by the shareholders of the corporation on ___________, 1997 in accordance with the provisions of
Section 14-2-1003 of the Georgia Business Corporation Code.

     5. The effective time and date of these amendments to these Articles of Incorporation shall be immediately upon its filing with the Secretary of State of the State of Georgia.

Executed this ______
day of _________, 1997.

                                ---------------------------------------------
                                Martin J. Blank, Secretary of the Corporation

                                                                    ANNEX II

                             Approved by Board of Directors on April 4, 1997
                               Approved by Stockholders on ___________, 1997


                    AUTOMOBILE PROTECTION CORPORATION - APCO

                          1997 Performance Equity Plan


Section  1.       Purpose; Definitions.

     1.1 Purpose. The purpose of the Automobile Protection Corporation - APCO (the "Company") 1997 Performance Equity Plan (the "Plan") is to enable the Company to offer to its key employees, officers, directors and consultants whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards which may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

     1.2 Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

     (a) "Agreement" means the agreement between the Company and the Holder setting forth the terms and conditions of an award under the Plan.

     (b) "Board" means the Board of Directors of the Company.

     (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto and the regulations promulgated thereunder.

     (d) "Committee" means the Stock Option Committee of the Board or any other committee of the Board, which the Board may designate to administer the Plan or any portion thereof. If no Committee is so designated, then all references in this Plan to "Committee" shall mean the Board.

     (e) "Common Stock" means the Common Stock of the Company, par value $.001 per share.

     (f) "Company" means Automobile Protection Corporation - APCO, a corporation organized under the laws of the State of Georgia.

     (g) "Deferred Stock" means Stock to be received, under an award made pursuant to Section 9, below, at the end of a specified deferral period.

     (h)   "Disability"   means   disability  as  determined   under  procedures
established by the Committee for purposes of the Plan.

     (i) "Effective Date" means the date set forth in Section 13.1, below.

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



     (j) "Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, the last sale price of the Common Stock in the principal trading market for the Common Stock on the last trading day preceding the date of grant of an award hereunder, as reported by the exchange or Nasdaq, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on the last trading day preceding the date of grant of an award hereunder for which such quotations are reported by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith.

     (k) "Holder" means a person who has received an award under the Plan.

     (l) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

     (m) "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     (n) "Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after age 65.

     (o) "Other Stock-Based Award" means an award under Section 10, below, that is valued in whole or in part by reference to, or is otherwise based upon, Stock.

     (p) "Parent" means any present or future parent corporation of the Company, as such term is defined in Section 424(e) of the Code.

     (q) "Plan" means the Automobile Protection Corporation - APCO 1997 Performance Equity Plan, as hereinafter amended from time to time.

     (r) "Restricted Stock" means Stock, received under an award made pursuant to Section 8, below, that is subject to restrictions under said Section 8.

     (s) "SAR Value" means the excess of the Fair Market Value (on the exercise date) of the number of shares for which the Stock Appreciation Right is exercised over the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option and purchase the relevant shares.

     (t) "Stock" means the Common Stock of the Company, par value $.001 per share.

     (u) "Stock Appreciation Right" means the right to receive from the Company, on surrender of all or part of the related Stock Option, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the exercise price of the Stock Option.

     (v) "Stock Option" or "Option" means any option to purchase shares of Stock which is granted pursuant to the Plan.


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


     (w) "Stock Reload Option" means any option granted under Section 6.3, below, as a result of the payment of the exercise price of a Stock Option and/or the withholding tax related thereto in the form of Stock owned by the Holder or the withholding of Stock by the Company.

     (x) "Subsidiary" means any present or future subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code.


Section  2.       Administration.

     2.1 Committee Membership. The Plan shall be administered by the Board or a Committee. Committee members shall serve for such term as the Board may in each case determine, and shall be subject to removal at any time by the Board. The Committee members, to the extent possible, shall be "non-employee" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

     2.2 Powers of Committee. The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

     (a) to select the officers, key employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Reload Stock Options and/or Other Stock-Based Awards may from time to time be awarded hereunder.

     (b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share price or other consideration, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

     (c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

     (d) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash awards made by the Company or any Subsidiary outside of this Plan;

     (e) to permit a Holder to elect to defer a payment under the Plan under such rules and procedures as the Committee may establish, including the crediting of interest on deferred amounts denominated in cash and of dividend equivalents on deferred amounts denominated in Stock;

     (f) to determine the extent and circumstances under which Stock and other amounts payable with respect to an award hereunder shall be deferred which may be either automatic or at the election of the Holder; and

     (g) to substitute (i) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and (ii) new awards of any other type for previously granted awards of the same type, which previously granted awards are upon less favorable terms.


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



         2.3      Interpretation of Plan.

                  (a) Committee Authority. Subject to Section 12, below, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 12, below, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

                  (b) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but limited to Stock Reload Options or Stock Appreciation rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.


Section  3.       Stock Subject to Plan.

         3.1 Number of Shares. The total number of shares of Common Stock reserved and available for distribution under the Plan shall be 500,000 shares. Shares of Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Stock that are subject to any Stock Appreciation Right, Restricted Stock, Deferred Stock award, Reload Stock Option or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the Holder in the form of Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Only net shares issued upon a stock-for-stock exercise (including stock used for withholding taxes) shall be counted against the number of shares available under the Plan.

         3.2 Adjustment Upon Changes in Capitalization, Etc. In the event of any change in the number of outstanding shares of Common Stock of the Company occurring as the result of a stock split, reverse stock split or stock dividend on the Common Stock, after the grant of an Award, the Company shall proportionately adjust the number of shares of Stock subject to the Award and the price to be paid on exercise of an Award as well as the aggregate number of shares reserved for issuance under the Plan. Any right to acquire a fractional share of Stock resulting from any adjustments will be rounded to the nearest whole share of Stock. If the Company shall be the surviving corporation in any merger, combination or consolidation, any outstanding Award shall pertain and apply to the shares of Stock to which the Holder is entitled, without adjustment for issuance by the Company of any securities in the merger, combination or consolidation. In the event of a change in the par value of the Common Stock of the Company which is subject to any outstanding Award, such Award will be deemed to pertain to the shares of Stock resulting from any such change. To the extent that the foregoing adjustments relate to the Common Stock of the Company, the adjustments will be made by the Committee whose determination will be final, binding and conclusive.

Section  4.       Eligibility.

                  Awards may be made or granted to key employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant.


Section  5.       Required Six-Month Holding Period.

         A period of not less than six months must elapse from the date of grant of an award under the Plan, (i) before any disposition by a Holder of a derivative security (as defined in Rule 16a-1 promulgated under the Securities Exchange Act of 1934, as amended) issued under this Plan or (ii) before any disposition by a Holder of any Stock purchased or granted pursuant to an award under this Plan.


Section  6.       Stock Options.

         6.1 Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options and which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Nonqualified Stock Option. An Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee ("10% Stockholder") who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

         6.2 Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

                  (a) Exercise Price. The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 100% of the Fair Market Value of the Stock as defined above; provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder shall not be less than 110% of the Fair Market Value of the Stock.

                  (b)      Option Term.   Subject to the limitations in Section
6.1, above, the term of each Stock Option shall be fixed by the Committee.

                  (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and as set forth in Section 11, below. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.


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



                  (d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, unless otherwise provided in the Agreement, in shares of Stock (including Restricted Stock and other contingent awards under this Plan) or, partly in cash and partly in such Stock, or such other means which the Committee determines are consistent with the Plan's purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Stock shall be valued at the Fair Market Value of a share of Stock on the date prior to the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Subject to the terms of the Agreement, the Committee may, in its sole discretion, at the request of the Holder, deliver upon the exercise of a Nonqualified Stock Option a combination of shares of Deferred Stock and Common Stock; provided that, notwithstanding the provisions of Section 9 of the Plan, such Deferred Stock shall be fully vested and not subject to forfeiture. A Holder shall have none of the rights of a stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

                  (e) Transferability. Except as may be set forth in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder's lifetime, only by the Holder.

                  (f) Termination by Reason of Death. If a Holder's employment by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall be fully vested and may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

                  (g) Termination by Reason of Disability. If a Holder's employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall be fully vested and may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify at the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

                  (h) Other Termination. Subject to the provisions of Section 14.3, below, and unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, if a Holder is an employee of the Company or a Subsidiary at the time of grant and if such Holder's employment by the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder's employment is terminated by the Company or a Subsidiary without cause or due to Normal Retirement, then the portion of such Stock Option which has vested on the date of termination of employment may be exercised for the lesser of three months after termination of employment or the balance of such Stock Option's term.

                  (i) Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value of Stock (determined at the time of grant of the Option) with respect to which Incentive Stock Options become exercisable by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiary) shall not exceed $100,000.

                  (j) Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to buy out a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

                  (k) Stock Option Agreement. Each grant of a Stock Option shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder.

         6.3 Stock Reload Option. The Committee may also grant to the Holder (concurrently with the grant of an Incentive Stock Option and at or after the time of grant in the case of a Nonqualified Stock Option) a Stock Reload Option up to the amount of shares of Stock held by the Holder for at least six months and used to pay all or part of the exercise price of an Option and, if any, withheld by the Company as payment for withholding taxes. Such Stock Reload Option shall have an exercise price equal to the Fair Market Value as of the date of the Stock Reload Option grant. Unless the Committee determines otherwise, a Stock Reload Option may be exercised commencing one year after it is granted and shall expire on the date of expiration of the Option to which the Reload Option is related.


Section  7.       Stock Appreciation Rights.

         7.1 Grant and Exercise. The Committee may grant Stock Appreciation Rights to participants who have been, or are being granted, Options under the Plan as a means of allowing such participants to exercise their Options without the need to pay the exercise price in cash. In the case of a Nonqualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Nonqualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

         7.2 Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

                  (a) Exercisability. Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject to the limitations, if any, imposed by the Code, with respect to related Incentive Stock Options.

                  (b) Termination. A Stock Appreciation Right shall terminate and shall no longer be exercisable upon the termination or exercise of the related Stock Option.

                  (c) Method of Exercise. Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Holder shall be entitled to receive a number of Option Shares equal to the SAR Value divided by the exercise price of the Option.

                  (d) Shares Affected Upon Plan. The granting of a Stock Appreciation Right shall not affect the number of shares of Stock available under for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

Section  8.       Restricted Stock.

         8.1 Grant. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture (the "Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.

         8.2 Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

                  (a) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

                  (b) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

                  (c) Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, subject to Section 11, below, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested,
subject  to  Section  11, below.    Any  such  Restricted  Stock  and  Retained
Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.


Section  9.       Deferred Stock.

         9.1 Grant. Shares of Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom and the time or times at which grants of Deferred Stock will be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the shares will be deferred, and all the other terms and conditions of the awards.

         9.2 Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

                  (a) Certificates. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 9.2 (d) below, where applicable), share certificates shall be issued and delivered to the Holder, or his legal representative, representing the number equal to the shares covered by the Deferred Stock award.

                  (b) Rights of Holder. A person entitled to receive Deferred Stock shall not have any rights of a stockholder by virtue of such award until the expiration of the applicable Deferral Period and the issuance and delivery of the certificates representing such Stock. The shares of Stock issuable upon expiration of the Deferral Period shall not be deemed outstanding by the Company until the expiration of such Deferral Period and the issuance and delivery of such Stock to the Holder.

                  (c) Vesting; Forfeiture. Upon the expiration of the Deferral Period with respect to each award of Deferred Stock and the satisfaction of any other applicable restrictions, terms and conditions all or part of such Deferred Stock shall become vested in accordance with the terms of the Agreement, subject to Section 11, below. Any such Deferred Stock that does not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Deferred Stock.

                  (d) Additional Deferral Period. A Holder may request to, and the Committee may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified event (the "Additional Deferral Period"). Subject to any exceptions adopted by the Committee, such request must generally be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).


Section  10.      Other Stock-Based Awards.

         10.1 Grant and Exercise. Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company.

         10.2 Eligibility for Other Stock-Based Awards. The Committee shall determine the eligible persons to whom and the time or times at which grants of such other stock-based awards shall be made, the number of shares of Common Stock to be awarded pursuant to such awards, and all other terms and conditions of the awards.

         10.3 Terms and Conditions. Each Other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee and to Section 11, below.


Section  11.      Accelerated Vesting and Exercisability.

         If (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), is or becomes the "beneficial owner" (as referred in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 15% or more of the combined voting power of the Company's then outstanding securities in one or more transactions, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the board of directors cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the periods, then, the vesting periods of any and all Options and other awards granted and outstanding under the Plan shall be accelerated and all such Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Stock subject to such Options and awards on the terms set forth in this Plan and the respective agreements respecting such Options and awards.


Section  12.      Amendment and Termination.

         The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made which would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder's consent.


Section  13.      Term of Plan.

         13.1 Effective Date. The Plan shall be effective as of April 4, 1997 ("Effective Date"), subject to the approval of the Plan by the Company's stockholders within one year after the Effective Date. Any awards granted under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned upon, and subject to, such approval of the Plan by the Company's stockholders and no awards shall vest or otherwise become free of restrictions prior to such approval.

         13.2 Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may only be made during the ten year period following the Effective Date.

Section  14.      General Provisions.

         14.1 Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of the Agreement executed by the Company and the Holder. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

         14.2 Unfunded Status of Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

         14.3     Employees.

                  (a) Engaging in Competition With the Company. In the event a Holder's employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within eighteen months after the date thereof such Holder accepts employment with any competitor of, or otherwise engages in competition with, the Company, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award which was realized or obtained by such Holder at any time during the period beginning on that date which is six months prior to the date of such Holder's termination of employment with the Company.

                  (b) Termination for Cause. The Committee may, in the event a Holder's employment with the Company or a Subsidiary is terminated for cause, annul any award granted under this Plan to such employee and, in such event, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award which was realized or obtained by such Holder at any time during the period beginning on that date which is six months prior to the date of such Holder's termination of employment with the Company.

                  (c) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

         14.4 Investment Representations. The Committee may require each person acquiring shares of Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof.

         14.5 Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

         14.6 Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

         14.7 Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New York (without regard to choice of law provisions).

         14.8 Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

         14.9 Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

         14.10 Applicable Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act of 1933, as amended, and (ii) the rules and regulations of any securities exchange on which the Stock may be listed.

         14.11 Conflicts. If any of the terms or provisions of the Plan or an Agreement (with respect to Incentive Stock Options) conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said
Section 422 of the Code. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provision of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

         14.12 Non-Registered Stock. The shares of Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act of 1933, as amended, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Stock on a national securities exchange.

                    AUTOMOBILE PROTECTION CORPORATION - APCO
                       Solicited by the Board of Directors
                 for Annual Meeting to be held on June 12, 1997

  P The undersigned hereby appoints Martin J. Blank and Larry I. Dorfman, and each of them, as proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Shareholders of AUTOMOBILE PROTECTION CORPORATION - APCO on Thursday, June 12, 1997 at 12:00 Noon (EST), or at any adjournments thereof. This proxy will
  R be voted in accordance with the instructions given below. If no instructions are given, this proxy will be voted "FOR" all the following proposals. Approval of any one of the following proposals is not contingent on approval of any other proposal.

  O     1.   To consider  and act upon a proposal to approve an  amendment  to the Amended and Restated Articles of Incorporation of the Company
             ("Articles of  Incorporation")  to provide for  classification of the Board of Directors  of the Company into four classes  serving
  X          staggered terms.

               FOR  |_|             AGAINST  |_|             ABSTAIN  |_|

  Y
        2.   To elect four directors.

             FOR all nominees listed below,     WITHHOLD AUTHORITY to vote
             except as marked to the contrary   for all nominees listed below|_|
             below  |_|

             Martin J. Blank (Class I), Mechlin D. Moore (Class II), Howard C. Miller (Class III) and Larry I. Dorfman (Class IV

            (If Proposal 1 is approved, the directors will serve in the classes indicated.)

        INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.

            ---------------------------------------------------------------

        3. To consider and act upon a proposal to approve changes to the Articles of Incorporation (i) to require that all shareholder action by written consent be by all the shareholders entitled to vote thereon, (ii) to provide that only certain persons, not including shareholders, may call special meetings of shareholders, (iii) to provide that notice of shareholders proposals at an annual meeting be given to the Secretary of the Company in advance of the meeting, (iv) to provide that nominations of directors by shareholders be given to the Secretary of the Company in advance of an annual meeting, and (v) to provide for a 66 2/3 vote to amend or repeal the above provisions and the amendment to create the staggered board of directors.

               FOR  |_|           AGAINST  |_|               ABSTAIN  |_|

        4. To consider and act upon a proposal to adopt the 1997 Performance Equity Plan.

               FOR  |_|           AGAINST  |_|               ABSTAIN  |_|

        5. To approve an adjournment or postponement of the Annual Meeting, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the Annual Meeting to approve any of the Proposals 1 through 4 above.

               FOR  |_|           AGAINST  |_|                ABSTAIN  |_|


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        6.     In their discretion,  the  Proxies  are  authorized to vote upon such other business as may come before the meeting or any adjournments thereof.

        |_|    I plan to attend the Annual Meeting.

                                               Date______________________, 1997


                                               _______________________________
                                               Signature

                                               _______________________________
                                               Signature if held jointly

                                               Please  sign  exactly  as name
                                               appears above. When shares are
                                               held by  joint  tenants,  both
                                               should  sign.  When signing as
                                               attorney, executor, administrator
                                               trustee or guardian, please  give
                                               full title as such. If a
                                               corporation,  please  sign  in
                                               full  corporate  name  by  the
                                               President or other  authorized
                                               officer.   If  a  partnership,
                                               please sign in the partnership
                                               name by an authorized person.




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